UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 9, 2017
(Date of earliest event reported)
Atlantic Capital Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

3280 Peachtree Road NE, Suite 1600
Atlanta, Georgia 30305
(Address of principal executive offices)
(Zip Code)

(404) 995-6050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2017, D. Michael Kramer notified Atlantic Capital Bancshares, Inc. (the “Company”) that he was resigning from his position as President and Chief Operating Officer of the Company effective December 22, 2017, and from the Board of Directors of the Company effective October 31, 2017. Mr. Kramer’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board of Directors reduced the size of the Board of Directors from 11 to 10, effective as of October 31, 2017, in order to eliminate the vacancy created by Mr. Kramer’s resignation.
Also on October 9, 2017, Douglas L. Williams, current Chief Executive Officer of the Company, was appointed to serve as President of the Company effective December 22, 2017.
Mr. Kramer is entitled to receive payment of all accrued but unpaid base salary through December 22, 2017. In addition, Mr. Kramer and the Company have agreed to certain severance benefits, subject to the execution and delivery of a definitive Separation Agreement. Such benefits include the following:

•	a cash payment of $407,265, which represents one (1) times his base salary;

•	a cash payment of $183,269, which represents one (1) times his target bonus opportunity under the Company’s Executive Officer Short Term Incentive Plan (the “STI Plan”) for 2017;

•	a cash payment of $150,000, which represents the pro-rata portion of his STI Plan bonus opportunity deemed earned for 2017;

•	a payment of $612,883 in cash or equity (in the Company’s discretion), which represents accrued awards deemed earned under the Company’s Long Term Incentive Plan;

•	acceleration of 14,000 shares of unvested restricted stock and 120,680 unvested options and extension of the post-termination exercise period for options; and

•	reimbursement of COBRA premiums for 12 months following termination, so long as he is not entitled to obtain insurance from a subsequent employer.
On October 13, 2017, the Company issued a press release announcing the resignation of Mr. Kramer and the appointment of Mr. Williams. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Description

99.1	Press Release dated October 13, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.

Dated:    October 13, 2017
By: /s/ Patrick T. Oakes
Name: Patrick T. Oakes
Title:     Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 13, 2017